EXHIBIT 10.01

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Loan Agreement") is made as of this _____ day of May, 2006, among FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 38 Fountain Square Plaza, MD 109058, Cincinnati, Ohio 45263 (the "Bank"), DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida (the "Borrower"), having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, CYTATION CORP., a Delaware corporation, having a mailing address of 4902 Eisenhower Boulevard, Suite 185, Tampa, Florida 33634 and DEERVALLEY ACQUISITIONS CORP., a Florida corporation, having a mailing address of 4902 Eisenhower Boulevard, Suite 185, Tampa, Florida 33634, jointly and severally (collectively, the "Guarantors").

                              RECITALS:

     A. Borrower has made application for a loan in the amount of $2,000,000.00 (the "Loan") from the Bank, and the Bank has agreed to such loan subject to the terms and conditions contained in the promissory note, this Agreement and all related Loan Documents.

     B. The purpose of the Loan is to provide mortgage financing secured by two properties owned by Borrower in Guin, Marion County, Alabama, and Sulligent, Lamar County, Alabama.

     C. During the term of the Loan, Borrower may seek additional financing from the Bank which, if approved by the Bank, shall be subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, for and in consideration of the promises and covenants contained herein, the sufficiency of which is acknowledged by the parties, they hereby agree as follows:

1.     The  Recitals  contained  hereinabove  are  true  and  correct.

2. The Borrower shall execute its promissory note for any loan made by the Bank under this Agreement. The Loan is secured by a first mortgage on the real properties located in Guin, Marion County, Alabama, and Sulligent, Lamar County, Alabama, as more particularly described in EXHIBIT "A" attached hereto (the
"Properties", and improvements thereon, which shall also be security for all other indebtedness of the Borrower to the Bank, whether now or hereafter existing, whether by way of renewal or modification, or whether primary, secondary, direct or indirect, by endorsement, guaranty or otherwise and any default by the Borrower under any obligation to the Bank shall be a default under this Agreement and the promissory note entitling the Bank to exercise all legal remedies allowed by law. All documents that evidence and secure the Loan to the Bank are herein referred to as the "Loan Documents".

3.     Borrower  hereby  covenants,  represents  and  warrants  as  follows:

     a. The financial information that Borrower has heretofore delivered or caused to be delivered to the Bank in connection with the Loan transaction is complete and correct and fairly presents the financial condition of Borrower and the results of its operations and transactions. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower as of the date of delivery of such information to the Bank that are not reflected therein. Since the date of the delivery of such financial information to the Bank, there has been no material adverse change in the financial condition of the Borrower. Borrower shall immediately advise the Bank of any material adverse change in its financial position and the nature of such change.

     b. There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or, to the knowledge of Borrower, threatened against or affecting Borrower which, if adversely determined, would materially adversely affect the financial condition of Borrower. Borrower is not in default under: (1) any order writ, injunction, award, or decree of any court, arbitrator, administrative agency or other governmental authority binding upon Borrower or its assets; or (2) any indenture, mortgage, contract, agreement or any other undertaking or instrument to which it is a party or by which any of its properties may be bound, and nothing has occurred which materially adversely affects the Borrower's ability to perform its obligations under any such order, writ, injunction, award or decree or any such indenture, mortgage, contract, agreement or other undertaking.

     c. Borrower shall pay from time to time as the same shall become due and payable, the full amount of all taxes of every nature and kind, including without limitation, documentary stamps taxes and intangible taxes as well as all of the tax-related interest and penalties due on any promissory note(s) executed and delivered by Borrower to the Bank. The Borrower further agrees to indemnify and hold the Bank harmless from and against any and all documentary stamp taxes, intangible taxes and interest and penalties thereon assessed in connection with any loan transaction subject to this Agreement. Borrower shall pay when due all taxes, license fees, assessments and other liabilities and charges, except as shall be contested in good faith by appropriate proceedings being diligently prosecuted; provided that with respect to such contested matter, Borrower shall have created adequate reserves against its possible liability thereunder; and provided, further, that if the Bank shall notify Borrower that in its reasonable opinion, by non-payment of any such matters, the Loan collateral or any part thereof will be subject to immediate loss or forfeiture, any such taxes, assessments or charges shall be promptly paid by Borrower.

     d. As to any parties hereto which are corporations, said corporations are duly formed, validly existing and in good standing under the laws of the state where formed and have all the power and authority to consummate the transaction contemplated under this Agreement and any and all other agreements and instruments executed in connection this loan transaction. These corporations shall preserve their corporate existence and be qualified to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualifications. The terms and conditions of the Loan Documents are binding upon and fully enforceable against said corporations. Said corporations shall obtain and retain all necessary certificates, licenses, permits and other permissions to conduct their business in accordance with legal requirements.

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     e.     At  any  time and from time to time after the execution and delivery of this Agreement, Borrower shall, upon request of the Bank, execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to fully effectuate the purposes of this Agreement.

     f. Borrower agrees that it will not dissolve, consolidate, merge into or otherwise materially alter the organization or operation of the business without the prior written consent of the Bank. Additionally, there will be no change in ownership of Borrower without the Bank's prior written consent.

     g. Borrower and each Guarantor shall maintain systems of accounting established and administered in accordance with Generally Accepted Accounting Principles. The Borrower and the Guarantor, as appropriate, will furnish to the
Bank:

          (1) Within 120 days after the end of each fiscal year, the Borrower shall deliver to the Bank, audited balance sheets and statements of income, retained earnings and changes in financial position for such year, an audited inventory of Borrower, all of which shall be accompanied by supporting schedules and the unqualified opinion of independent certified public accountants of recognized standing reasonably acceptable to the Bank, together with copies of federal corporate tax returns within thirty (30) days of the filing thereof and upon filing, all filings required in accordance with SEC regulations, if any.

          (2) Within 30 days after the end of each calendar quarter, the Borrower shall deliver to the Bank, quarterly covenant compliance certificates signed by an authorized officer of Borrower.

          (3) Within 120 days after the end of each fiscal year, the Guarantors shall deliver to the Bank consolidated audited financial statements and, upon filing, all filings required in accordance with SEC regulations, if any.

          (4) Within 30 days of filing, the Guarantors shall provide the Bank with consolidated annual corporate tax returns.

          (4) Promptly, from time to time, such other information regarding the operation, business, affairs and financial condition of the Borrower and the Guarantors as the Bank may reasonably request.

     h. Permit any person designated by the Bank to visit and inspect the business premises and books and records of Borrower, and discuss Borrower's affairs and finances with Borrower at reasonable times and as often as the Bank may reasonably request.

     i. Borrower has good and marketable title to all of its assets, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, except as set forth in the financial statements which Borrower has previously furnished to the Bank.

     j.     Maintain  its  corporate  depository  accounts  with  the  Bank.

     k. Borrower shall keep insured all of Borrower's property at its full insurable value against such risks as the Bank may reasonably require. Regarding collateral pledged as security for any obligation of Borrower to the Bank, Borrower shall maintain and provide to the Bank evidence of insurance in such amounts and for such hazards as the Bank may require. The Bank shall be a named insured on all policies applicable to loan collateral.

     l. The definitions of accounting terminology used herein shall be in accordance with Generally Accepted Accounting Principles (GAAP).

     m. Borrower shall comply with all land use, building, zoning, OSHA, environmental, pollution, Americans with Disabilities Act and like laws, rules, ordinances, and regulations promulgated by any governmental authority and applicable to Borrower.

     n. During the term of the Loan, Borrower shall not create, assume or permit to exist any additional indebtedness in excess of $100,000.00 in the aggregate, or indebtedness secured by the collateral pledged to secure the Loan, other than the indebtedness to the Bank and other indebtedness incurred in the normal course of business, without the prior written consent of Bank, except as may be permitted hereunder.

     o. At the mutual agreement of Borrower and the Bank, Borrower may enter into one or more interest rate hedge agreements, interest rate swap agreements, interest rate caps or collars, or similar agreements with the Bank or an affiliate of the Bank, in order to fix the interest payable hereunder for terms, an amortization and frequency of settlement as may be agreed upon at such time (the "Swap Agreement"). The performance of obligations of the Borrower under the Swap Agreement shall be a requirement of this Agreement and all such obligations shall be secured by the lien of the Loan Documents.

     p.     Until  the  Loan  has been fully repaid to the Bank, Borrower shall:

          (1) Maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00, measured on a rolling 4-quarter basis. As used herein "Debt Service Coverage Ratio" shall be defined as (i) (a) Net Income of Borrower, plus (b) Interest Expense, plus (c) Depreciation & Amortization, minus (d) Distributions, minus (e) Extraordinary Income/Non-Recurring Income, divided by (ii) (a) Current Portion of Long Term Debt Payments, plus (b) Interest Expense.

          (2)     Maintain  a  Debt to Tangible Net Worth Ratio of not more than
2.00 to 1.00. As used herein "Debt to Tangible Net Worth Ratio" shall be defined as (i) (a) Total Liabilities of Borrower, minus (b) Subordinated Debt, divided by (ii) (a) Net Worth, plus (b) Subordinated Debt, minus (c) Intangibles, minus (d) Related Party Receivables.

4. The happening of one or more of the following events (Event of Default) shall constitute a default of this Loan:

     a. If Borrower shall fail to make any payment of principal, interest or other amount owing to the Bank when the same shall become due.

     b. The occurrence of a material adverse change in the financial condition of Borrower.

     c. If Borrower shall fail to make any payment of principal or interest on any other obligation for borrowed money or if Borrower shall default in the performance of any other agreement, term or condition, contained in any agreement under which such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligations to cause such obligations to become due prior to stated maturity.

     d. If any representation or warranty made by Borrower or in any writing furnished in connection with or pursuant to this Agreement by Borrower shall be false in any material respect on the date on which made.

     e. If Borrower defaults in the performance of any covenant contained in this Agreement, or violates any other term, condition or representation contained in this Agreement, the promissory note, any Swap Agreement or in any instrument, document or agreement related hereto or thereto.

     f. If there are final judgments for the payment of money, which are outstanding against Borrower and any one of such judgments has been outstanding for more than ninety (90) days from the date of its entry and has not been discharged in full or stayed pending further proceedings.

     g. If a receiver, liquidator or trustee of Borrower or of any material portion of its property, is appointed by court order and such order remains in effect for more than thirty (30) days; or Borrower is adjudicated bankrupt or insolvent; or any material portion of the properties of Borrower is attached or sequestered by court order and such order remains in effect for more than thirty
(30) days; or a petition is filed against Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within thirty (30) days after such filing.

     h. If Borrower files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under such law.

     i. If Borrower makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of Borrower.

     j. If any condition or situation occurs, which, in the sole determination of the Bank, constitutes a danger or impairment to the security and/or repayment of the Loan.

     k. Any Event of Default under the terms of the Loan shall constitute and hereby is declared to be an immediate and absolute default under the terms of all loans between Bank and Borrower, including but not limited to that certain Revolving Line of Credit Loan in the maximum principal amount of $2,500,000.00. Should an event of default occur under the terms of any of said loans, which event is subject to notice and cure periods, if any, failure to cure such event of default within such curative period shall constitute an immediate default under this Loan and all such other loans owed by Borrower to Bank. Each of the foregoing loans between Bank and Borrower shall also be cross-collateralized, whether such loans are now existing or hereafter entered into between Bank and Borrower at any time.

5. Upon the occurrence of any Event of Default, the Bank may, without notice, declare the entire principal and all interest on the Loan and all other indebtedness of Borrower to the Bank, whether direct or indirect, to be immediately due and payable, and the Loan and all such indebtedness thereupon shall be immediately due and payable, and the Bank may proceed to collect the same, to set off against all monies owed to Borrower by the Bank in any capacity, including without limitation monies held in bank depository accounts, or as otherwise provided in the instruments, documents and/or agreements signed by Borrower, including but not limited to drawing on the letter(s) of credit or cash deposits which secure the Loan. The Bank shall also have such other rights and remedies as provided herein or in any other instrument, document or agreement executed by Borrower at law or at equity, including but not limited to the right to sue for and recover damages as a result of any such default. All of the Bank's rights and remedies shall be cumulative and not alternative and may be exercised consecutively or concurrently at the Bank's option. The Borrower promises and agrees to pay all costs and expenses of collection and reasonable attorneys' fees, including costs, expenses and reasonable attorneys' fees on appeal.

6. No waiver by the Bank of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Bank in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other rights or remedy. Time is of the essence to this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any liability and any note or writing evidencing any liability secured hereby. This Agreement is solely for the benefit of the parties hereto; no other persons are third party beneficiaries of this Agreement or have any rights or benefits hereunder.

7. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine.

8. All rights of the Bank hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors, and assigns of each Borrower.

9. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be ineffective, the invalidity of such provision will not affect the enforceability of the remainder of this Agreement.

10. This Agreement may be executed in counterparts, each of which shall be deemed an original and consolidated as one agreement.

11. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF, OR BASED UPON, THIS LOAN AGREEMENT, THE PROMISSORY NOTE(S) REPRESENTING THE LOAN(S), THE COLLATERAL FOR THE LOAN(S), AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER WRITTEN OR VERBAL) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUNTRUST BANK EXTENDING CREDIT TO BORROWER.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered as of the day and year first above written.


WITNESSES:                         "BORROWER"


                                   DEER  VALLEY  HOMEBUILDERS,  INC.,
                                   an  Alabama  corporation

                                   By: /s/ Joel Logan
------------------------------        -----------------------------------
Signature  of  Witness                    Joel  Logan,  as  its  President

------------------------------
Print  or  type  Name  of  Witness

------------------------------          (CORPORATE  SEAL)
Signature  of  Witness

------------------------------
Print  or  type  Name  of  Witness

STATE  OF  ALABAMA
COUNTY  OF
           ------------------

     The foregoing instrument was acknowledged before me this ____ day of May, 2006, by Joel Logan, as President of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

     Personally known               ------------------------------------
----                                     Notary Public
     Driver's License (St:    )
----                      ----
     Other Identification Produced
----
     -----------------              ------------------------------------
                                    Print or type name of Notary
     -----------------
                                              (SEAL)

                                  "GUARANTOR"

-----------------------------     CYTATION  CORP.,  a  Delaware  corporation
Signature  of  Witness

-----------------------------     By:/s/ Charles G. Masters
Print or type Name of Witness        ------------------------------------
                                      Charles G. Masters, as its President
-----------------------------
Signature  of  Witness                    (CORPORATE  SEAL)

-----------------------------
Print  or  type  Name  of  Witness


                                  DEERVALLEY  ACQUISITIONS  CORP.,
-----------------------------     a  Florida  corporation
Signature  of  Witness

-----------------------------     By:/s/ Charles G. Masters
Print or type Name of Witness        ------------------------------------
                                     Charles G. Masters, as its President
-----------------------------
Signature  of  Witness                    (CORPORATE  SEAL)

-----------------------------
Print  or  type  Name  of  Witness

STATE  OF
         -----------------------
COUNTY  OF
         -----------------------

     The foregoing instrument was acknowledged before me this ____ day of May, 2006, by Charles G. Masters, as President of CYTATION CORP., a Delaware corporation, on behalf of the corporation.

     Personally known               ------------------------------------
----                                     Notary Public
     Driver's License (St:    )
----                      ----
     Other Identification Produced
----
     -----------------              ------------------------------------
                                    Print or type name of Notary
     -----------------
                                              (SEAL)
STATE  OF
          --------------------
COUNTY  OF
          --------------------

     The foregoing instrument was acknowledged before me this ____ day of May, 2006, by Charles G. Masters, as President of DEERVALLEY ACQUISITIONS CORP., a Florida corporation, on behalf of the corporation.

     Personally known               ------------------------------------
----                                     Notary Public
     Driver's License (St:    )
----                      ----
     Other Identification Produced
----
     -----------------              ------------------------------------
                                    Print or type name of Notary
     -----------------
                                              (SEAL)

                                   "BANK"

                                   FIFTH  THIRD  BANK,
                                   an  Ohio  banking  corporation


------------------------------     By: /s/ Lauris Turck
Signature  of  Witness                 -----------------------------------
                                       Lauris  Turck,  as  its Vice President
------------------------------
Print  or  type  Name  of  Witness

------------------------------                (CORPORATE  SEAL)
Signature  of  Witness

------------------------------
Print  or  type  Name  of  Witness

STATE  OF
           -------------------
COUNTY  OF
           --------------------

     The foregoing instrument was acknowledged before me this ___ day of May, 2006, by Lauris Turck, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

     Personally known               ------------------------------------
----                                     Notary Public
     Driver's License (St:    )
----                      ----
     Other Identification Produced
----
     -----------------              ------------------------------------
                                    Print or type name of Notary
     -----------------
                                              (SEAL)